THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                        LINCOLN NATIONAL BOND FUND, INC.

       Supplement Dated March 2, 2001 to the Prospectus Dated May 1, 2000
                       As Supplemented September 30, 2000

This Supplement describes certain changes to the Prospectus for Lincoln National Bond Fund, Inc. Please read and keep this Supplement for future reference.

The last paragraph under the section titled "Investment strategies" on page B-4 should be replaced in its entirety with the following:

     "The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be greater than 100% in any year. (For example, the fund would have a rate of portfolio turnover of 100%, if the fund replaced all of its investments in one year.) Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The investment adviser believes that any increased costs may be offset by increased performance of the fund.

     The fund's portfolio turnover rate was 167% in 2000 and 39.11% in 1999. The fund experienced an increased portfolio turnover rate in 2000 due to the restructure of the fund's portfolio and an increase in trading activity by the new portfolio manager."